Exhibit 10.2
                                                                    ------------
Date: December 21, 1998

Chequemate International, Inc.
75 West 200 South
Suite 350
Salt Lake City, Utah 84101
Attention: Mr. Michael Heil, President

         Re:     Subscription Agreement for 8% Convertible Redeemable Debentures
                 ---------------------------------------------------------------
Dear Sirs:

Pursuant to a private offering by Chequemate International, Inc., a Utah corporation (the "Company"), the undersigned (the "Subscriber") hereby tenders his or her subscription for the Company's units (the "Units"), each Unit consisting of (i) the Company's 8% Convertible Redeemable Debentures (collectively, the "Debentures" and each, a "Debenture") in the principal amount of two hundred fifty thousand dollars ($250,000) and (ii) a warrant (collectively, the "Warrants" and each, individually, a "Warrant") to purchase twenty-four thousand seven hundred fifty-three (24,753) shares of the Company's common stock, with a $0.0001 par value ("Common Stock"), at a purchase price of two hundred fifty thousand dollars ($250,000) per Unit. As used in this Agreement, the term "Conversion Shares" shall mean the shares of Common Stock issuable upon conversion of the Debentures, the term "Warrant Shares" shall mean the shares of Common Stock issuable upon exercise of the Warrants, the term "Shares" shall mean the Warrant Shares and the Conversion Shares, and term "Securities" shall mean the Units, the Debentures, the Warrants and the Shares. The maturity date and conversion price of the Debentures and the exercise price of the Warrants shall be determined in the manner provided in the form of Debenture and Warrant included in the Disclosure Documents, as hereinafter defined.

The Company is offering the Debentures to a limited number of accredited investors, as defined in Rule 501 of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to an exemption from the registration requirements of the Securities Act provided by Sections 4(2) and 4(6) of the Securities Act and Rule 506 of the Commission under the Securities Act.

In consideration of the mutual covenants and agreements set forth herein, the Company and the Subscriber hereby agree as follows:

         a. The Subscriber hereby agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, not less than three Units at a purchase price of seven hundred fifty thousand dollars ($750,000). Payment of the purchase price shall be made by check payable to the order of "Esanu Katsky Korins & Siger, LLP, as escrow agent for Chequemate International, Inc." or by wire transfer to the Esanu Katsky Korins & Siger, LLP escrow account. The purchase price for the Units shall be paid in installments as hereinafter provided.

                  i. The purchase price for the Unit shall be payable within five (5) business days of the date of this Agreement. The date on the Unit is purchased is referred to as the "Closing Date."

                  ii. Proceeds from the sale of the Debentures will be held until checks have cleared, after which the proceeds will be disbursed.

                  iii. There is no placement agent in connection with the offering of the Debentures. The Company has engaged Coleman Capital Partners, Ltd. ("Coleman") as a consultant in connection with this Offering, to which the Company will pay compensation pursuant to an agreement between the Company and Coleman.


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                  iv.               The Company shall have the right, on written
                          notice   to   the   Subscriber,   to   terminate   the
                          Subscriber's obligation to purchase Units, provided, however, that such termination shall not affect the Company's obligations pursuant to Paragraphs 6 and 7 of this Agreement, which shall continue in full force and effect, except that the Company's obligations pursuant to Paragraph 6(b) shall terminate at such time (prior to the date set forth therein) as all of the Conversion Shares which have been issued or are issuable upon conversion of outstanding Debentures shall have been sold.

         b. The Company represents and warrants to the Subscriber as follows:

                  i.                Organization and Qualification.  The Company
                          is (i) a corporation duly organized and existing in good standing under the laws of the State of Utah and has the requisite corporate power to own its properties and to carry on its business as now being conducted and (ii) qualified to conduct business as a foreign corporation to do business and in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. As used in this Agreement, the term "Material Adverse Effect" means any material adverse effect on (A) the Securities; (B) the ability of the Company to perform its obligations under this Agreement or under the Securities, or (C) the business, operations, properties or financial condition of the Company. The Company does not have any equity investment or other interest, direct or indirect, in, nor any outstanding loans, advances or guarantees to, any domestic or foreign corporation, association, partnership, limited liability company, joint venture or other entity, except for the equity interest in the Company's wholly owned subsidiary, Chequemate Technologies, Inc. and except as reflected on the Financial Statements referenced in Paragraph 2(f) herein.

                  ii.               Authorization;  Enforcement. The Company has
                          the requisite corporate power and authority to enter into and perform its obligations under this Agreement, to issue and sell the Units pursuant to this Agreement and to issue the Shares in accordance with the terms of the Debentures and Warrants, as the case may be. The execution, delivery and performance of this Agreement, the Debentures and the Warrants and the consummation by the Company of the transactions contemplated by this Agreement, the Debentures and the Warrants (including without limitation the issuance of the Debentures and Warrants and the issuance and reservation for issuance of the Shares) have been duly authorized by the Company's board of directors and no further consent or authorization of the Company, its board of directors, or its stockholders is required. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

                  iii.              Capitalization. The authorized capital stock
                          of the Company consists of 500,000,000 shares of Common Stock, of which 19,360,252 shares are issued and outstanding. The document entitled "Capital Stock" in the Disclosure Documents includes a description of the rights, preferences and privileges of holders of the Common Stock and a listing of all shares of Common Stock which are reserved for issuance. No person has any preemptive rights, rights of first refusal or any other similar rights of any stockholders of the
                          Company, whether by statute, pursuant to the certificate of incorporation or by-laws of the Company or pursuant to any agreement (collectively, "Preemptive Rights") with respect to the issued and outstanding shares of Common Stock or with respect to the Debentures, the Warrants or the Shares. Except for an agreement that expires in May 1999, no person has the right to nominate or designate directors or officer of the Company, including any stockholders or voting trust agreements. All of the outstanding shares of Capital Stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company (including the Shares, if and when issued) are or will be subject to

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                           any Preemptive Rights.

                  iv.               Issuance of Shares.
                                    -------------------

                           (1)           The  Shares  are  duly  authorized  and
                                    reserved for issuance,  and upon  conversion
                                    of the  Debentures  or upon  exercise of the
                                    Warrants,  as the case may be, in accordance
                                    with the respective  terms thereof,  will be
                                    validly     issued,     fully    paid    and
                                    non-assessable, will be free from all taxes,
                                    liens,  claims and encumbrances and will not
                                    be   subject   to   Preemptive   Rights   of
                                    stockholders of the Company and or subject the holder to personal liability.

                           (2)           All of the outstanding shares of Common
                                    Stock have been duly and validly  authorized
                                    and issued, fully paid and nonassessable and
                                    were  not   issued  in   violation   of  any
                                    Preemptive   Rights,   and  were  issued  in
                                    transaction  that  were  either   registered
                                    pursuant to the Securities Act or exempt from the registration requirements of the Securities Act.

                  v.                No Conflicts.  The  execution,  delivery and
                          performance of this Agreement by the Company, the performance by the Company of its obligations under this Agreement and the Securities, and the consummation by the Company of the transactions contemplated by this Agreement (including, without limitation, the issuance of the Securities and the Shares) will not (i) result in a violation of the Company's certificate of incorporation and by-laws, as currently in effect (the "Organizational Documents") or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party or by which it is bound, or result in a violation of any law, rule, regulation, order, judgment or decree (including, based on the accuracy the Subscriber's representations and warranties set forth in this Agreement, Federal and state securities laws and regulations) applicable to the Company or by which any of the Company's property or asset is bound or affected. The Company is not in violation of its
                          Organizational Documents, and the Company is not in default (and no event has occurred which, with notice or lapse of time or both, would put the Company in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any Contract, as hereinafter defined, to which the Company is a party or by which it is bound, except for possible defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity. The Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency or other party (each of the foregoing being referred to as a "consent") in order for it to execute, deliver or perform any of its obligations under this Agreement or the Securities, in each case in accordance with the terms hereof or thereof other than filings required pursuant to the Securities Act and applicable state securities laws and except where the failure to obtain any such consent would not have a Material Adverse Effect.

                  vi.                    Financial  Statements.   The  Company's
                           financial statements for the years ended March 31, 1998 and 1997, which have been certified by Jones, Jensen & Company, and the unaudited financial statements for the period ended September 30, 1998, including, in each case, a balance sheet and the related statements of income, stockholders' equity and cash flows, together with the related notes (collectively, the "Financial Statements"), have been delivered to the Subscriber. The Financial Statements were prepared in accordance with all books, records and accounts of the Company, are true, correct and complete and have been prepared in accordance with

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                           generally     accepted     accounting     principles,
                           consistently applied. Jones, Jensen & Company is independent as to the Company under the rules of the
                           Commission   pursuant  to  the  Securities  Act.  The
                           Financial Statements present fairly the financial position of the Company at the respective balance sheet dates, reflect all liabilities, contingent or other, of the Company of the type required to be reflected on corporate balance sheets prepared in
                           accordance   with   generally   accepted   accounting
                           principles as at such dates, and fairly present the results of the Company's operations, changes in stockholders' equity and cash flows for the periods covered. The unaudited financial statements for the
                           period   ended   September   30,  1998   include  all
                           adjustments  (which  include  only  normal  recurring
                           adjustments)   necessary   to   present   fairly  the
                           information for such period. Except as set forth in the March 31, 1998 Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such
                           Financial   Statements  and  (ii)  obligations  under
                           contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, none of which are material to the Company.

                  vii.              SEC   Documents.   The   Common   Stock   is
                           registered pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company has delivered to the Subscriber its Form 10-KSB Annual Report, as amended by a Form 10-KSB Amendment, for the fiscal year ended March 31, 1998, its Form 10-QSB Quarterly Report for the quarter ended September 30, 1998 and all other filings made with the Commission through the date hereof, all of which are collectively referred to as the "SEC Documents." The SEC Documents, taken as a whole, do not contain any misstatement of fact or omit any statement of fact necessary to make them not materially misleading.

                  viii.             Form S-3 Eligibility. The Company meets each
                           of the requirements listed in General Instructions 1.A to Form S-3, and the Company is eligible to register the Shares on a Form S-3, or other appropriate registration form.

                  ix.               No Breach of Contract. Except as provided in
                           Schedule 2(i) attached hereto, the Company is not in breach or violation of any contracts, agreements, leases or other instruments (each a "Contract") to which the Company is a party or by which the Company is bound or to which any of its properties or assets is subject, which breach or violation would have a Material Adverse Effect.

                  x.                Absence of Certain Changes.  Since September
                           30, 1998, there has been no material adverse change in the business, properties, operations, financial condition, or results of operations of the Company, or to the best of the Company's knowledge, its prospects, except as disclosed in the Financial Statements or the SEC Documents.

                  xi.               Absence of  Litigation.  Except as disclosed
                           in the Financial Statements or the Disclosure Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its respective directors or officers in their capacities as such wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect.

                  xii.              Intellectual Property. Except as provided in
                           Schedule 2(l), the Company owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the


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                           conduct of its business as now being conducted and as
                           described in the Disclosure Documents. Except as disclosed in the document "Risk Factors" in the Disclosure Documents, the Company has not received any formal or informal notice (including any demand or request that the Company enter into a license or other agreement in order to avoid any claim of infringement) to the effect that any of its products or any Intangibles infringe upon the proprietary rights of any other person. To the best knowledge of the Company, the Company does not infringe or is in conflict with any right of any other person with respect to any Intangibles which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                  xiii.             Management.     The    document     entitled
                           "Management" in the Disclosure Documents sets forth information concerning (i) each officer and director,
                           (ii) compensation information consistent with such information required to be included in the Summary Compensation Table pursuant to Item 402 of Regulation S-B, (iii) a summary of all outstanding options and a description of all outstanding stock option or other equity-based incentive plans, and (iv) the information to be provided by Items 403 and 404 of Regulation S-B. Such document shall update information included in the Company's Form 10-KSB for the fiscal year ended March 31,1998.

                  xiv.              Foreign  Corrupt   Practices.   Neither  the
                           Company, nor any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of his actions for or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                  xv.               Subscriber's  Legal Fees.  The Company  will
                           pay Subscriber, upon request, two thousand five hundred dollars ($2,500) for its legal fees, in addition to the fees paid to Esanu, Katsky Korins & Siger, LLP referenced herein.

                  xvi.              Disclosure.  All information  relating to or
                           concerning the Company set forth in this Agreement or included in the Disclosure Documents, as hereinafter defined, taken together, is true and correct in all material respects, and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. The Subscriber shall be entitled to rely upon the Company's representations and warranties contained in this Agreement, notwithstanding any independent investigation made by the Subscriber.

                  xvii.             No Integrated  Offering.  Except as provided
                           in Schedule 2(q), neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectl} made any offers or sales of any securities or solicited any offerers to buy any security under circumstances that would require registration of the Units being offered hereby under the Securities Act.

         c. The Subscrmber understands$and agrees that, after the Company's receipt of thiw Agreement, the Company will review the Subscriber's eligibility and will determmne whether to accept or reject this subscrmption in whole or in part. The Comtany may determine to renect this subscviption mn whole or in part in its sole end absolute discretion. If this subscription is$accepted in whole, then the Company will issue the Debentures subscribed for to the Subscriber. If this subscription is rejected in whole, this Agreement and any other subscription materials will be promptly returned to the Subscriber and the Subscriber's subscription payment will be refunded to the Subscriber without interest. In that event, the Subscriber and the Company will have no further rights or


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                  claims against each other by virtue of this Agreement. If this subscription is accepted in part and rejected in part, the Company is authorized to amend this Agreement to reflect the number of Units for which this subscription is accepted, and the Company will issue the Debentures and Warrants comprising the Units as to which this subscription is accepted at the same time as if this subscription had been accepted in whole.

         d.       The  Subscriber   hereby   represents  and  warrants  to,  and
                  covenants and agrees with, the Company as follows:

                  i.                The  Subscriber  understands  that the offer
                           and sale of the Units is being made only by means of this Agreement. In deciding to subscribe for Units, the Subscriber has not considered any information other than that contained in this Agreement and in the documents listed in Exhibit A to this Agreement (the "Disclosure Documents"), a copy of each of which has been provided to the Subscriber and reviewed by the Subscriber to the extent that the Subscriber deemed necessary or advisable. In particular, the Subscriber understands that the Company has not authorized the use of, and the Subscriber confirms that he or she is not relying upon, any other information, written or oral, other than material contained in this Agreement and the Disclosure Documents. The Subscriber is aware that the purchase of the Units involves a high degree of risk and that the Subscriber may sustain, and has the financial ability to sustain, the loss of his or her entire investment. The Subscriber understands that the Company is a development stage corporation, has incurred significant losses and no assurance can be given that the Company will be profitable in the future, that the failure of the Company to raise funds, in addition to the proceeds from the sale of the Units, may have a material adverse effect upon its business and, if sufficient additional funds are not raised, the Company may not be able to pay the Debentures when due, and that there is no assurance that there will be a market for the Company's Common Stock or other securities. Furthermore, in subscribing for the Units, the Subscriber acknowledges that the Company has not made, and the Subscriber is not relying in any manner upon, any projections or forecasts of future operations. The Subscriber has had the opportunity to ask questions of, and receive answers from, the Company's management regarding the Company.

                  ii.               The  Subscriber  represents  to the  Company
                           that he or she (i) is an accredited investor within the meaning of Rule 501 under the Securities Act,
                           (ii) understands that in order to be treated as an accredited investor, the Subscriber must meet one of the tests for an accredited investor set forth on Exhibit B to this Agreement, and (iii) has read Exhibit B and is an accredited investor as set forth on the signature page of this Agreement. The Subscriber further represents that he or she has such knowledge and experience in financial and business matters as to enable him or her to understand the nature and extent of the risks involved in purchasing the Units. The Subscriber is fully aware that such investments can and sometimes do result in the loss of the entire investment. The Subscriber can afford to sustain the loss of his or her entire investment, and the Subscriber's purchase of the Units is being made from funds which the Subscriber has allocated to high risk, illiquid investments and such funds are not required by the Subscriber to meet his or her normal expenses. The Subscriber has engaged his or her own counsel and accountants to the extent that he deems it necessary.

                  iii.              The Subscriber acknowledges that the Company
                           is relying on the Subscriber's representations contained in this Agreement in executing this Agreement and issuing the Units and its counsel is relying on such statements and representations in rendering its opinion pursuant to Paragraph 5(a)(v) of this Agreement, and the Subscriber agrees to indemnify and hold harmless the Company, and its officers, directors, controlling persons and counsel from and against all manner of loss, liability, damage or expense which they or any of them may incur as a result of any material misstatement of fact or omission of a material fact by the Subscriber in this Agreement.

                  iv.               The   Subscriber   is  acquiring  the  Units
                           pursuant to this Agreement for investment and not with a view to the sale or distribution thereof, for his or her own account and not on behalf of others; has not granted any other person any interest or participation in or right or option to purchase all or any portion of the Units; is aware that the Units are restricted securities within the meaning of Rule 144 of the Commission under the Securities Act, and may not be sold or otherwise transferred other than pursuant to an effective registration statement or an exemption from registration; and understands and agrees that the Units may bear the Company's standard investment legend. The Subscriber understands the meaning of these restrictions.

                  v.                The   Subscriber   will  not   transfer  the
                           Securities except in compliance with all applicable Federal and state securities laws and regulations. The Subscriber understands and agrees that the Company is not obligated to recognize any transfer of any Securities unless it is satisfied in its reasonable discretion that there has been compliance with such securities laws and regulations, and, in such connection, the Company may request an opinion of counsel acceptable to the Company as to the availability of any exemption.

                  vi.               The  Subscriber  has  been  informed  by the
                           Company that the issuance of the Units pursuant to this Agreement will be exempt under Section 4(2) or 4(6) of the Securities Act and/or Regulation D, and in particular, Rule 506, of the Commission under the Securities Act and applicable exemption under state securities laws, and the Subscriber understands that such exemption is dependent upon the accuracy of the information contained in the Subscriber's representations set forth in this Agreement.

                  vii.              The Subscriber  represents and warrants that
                           it has engaged no broker and that no finder was involved directly or indirectly in connection with the Subscriber's purchase of the Units. The Subscriber shall indemnify and hold harmless the Company from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Subscriber's warranty contained in this Paragraph 4(g).

                  viii.             To the extent that the Subscriber has deemed
                           it necessary, the Subscriber has consulted his or her own legal, accounting, tax, investment and other advisors.

                  ix.               If  the  Subscriber  is a  corporation,  all
                           corporate action necessary for the execution, delivery and performance by the Subscriber has been taken and the person executing this Agreement on behalf of the Subscriber is an authorized officer of the Subscriber. If the Subscriber is a limited partnership or limited liability company, the person executing this Agreement is a general partner or managing member of the Subscriber. If the Subscriber is a trust, estate or other fiduciary, the person executing this Agreement is the trustee, executor, administrator or other fiduciary.

                  (j) Neither the Subscriber nor its affiliates will sell short or sell against the box any securities of the Company owned by the undersigned or with respect to which the undersigned has the power to vote or transfer such securities.

                  (k) The subscriber shall not transfer the Units, Debentures, or Warrants to another holder until after the effective date of the Registration Statement. After the effective date of the Registration Statement, any such transferee shall be required to make in writing all of the representations and warranties set forth in paragraph 4(a) through 4(j) hereof.

         e. It shall be a condition precedent to the Subscriber's obligation to pay for the Units that the following conditions shall have been met:

                           (1)              The Company shall have  delivered to
                                    the Subscriber or his or her representative:

                                    (a)           A copy of the  certificate  of
                                            incorporation    of   the   Company,
                                            certified by the  Secretary of State
                                            of Utah as of a current date.

                                    (b)           A copy of the  by-laws  of the
                                            Company,  certified by the Secretary
                                            of the Company.

                                    (c)           Resolutions  of the  Company's
                                            board of directors  authorizing  the
                                            transactions  contemplated  by  this
                                            Agreement,    certified    by    the
                                            Secretary of the Company.

                           (2)                All     of      the      Company's
                                    representations and warranties set forth in this Agreement shall be true and correct in all material respects on such date with the same effect as if such representations and warranties were made on such date, the Company shall have complied in all material respects with all of its obligations to be performed by it on or prior to the such date.

                           (3)                No Material  Adverse Change in the
                                    business  or  financial   condition  of  the
                                    Company shall have occurred or be threatened
                                    since  the  date of this  Agreement,  and no
                                    proceedings  shall be  threatened or pending
                                    before any governmental  entity or authority
                                    which is likely  to  result in a  restraint,
                                    prohibition  or the  obtaining of damages or
                                    other   relief  in   connection   with  this
                                    Agreement   or  the   consummation   of  the
                                    transactions contemplated by this Agreement.

                           (4)                The Company  shall have  delivered
                                    to the Subscriber the certificate of its chief executive and financial officers dated the Closing Date as to the matters set forth in Paragraphs 5(a)(ii) and (iii) of this Agreement. . (5) The Subscriber shall have received the opinion of Bruce L. Dibb, counsel to the Company, dated the Closing Date, that:

                                    (a)               The     Company    is    a
                                            corporation  organized  and existing
                                            in good  standing  under the laws of
                                            the State of Utah with the corporate
                                            power to conduct it  business as the
                                            same is presently conducted.

                                    (b)               All    corporate    action
                                            necessary    for   the    execution,
                                            delivery  and   performance  by  the
                                            Company  of  this   Agreement,   the
                                            Debentures and the Warrants has been
                                            taken,   and  this  Agreement,   the
                                            Debentures and Warrants  constitute,
                                            the valid and binding obligations of
                                            the    Company,    enforceable    in
                                            accordance  with  their   respective
                                            terms,  except as enforceability may
                                            be affected by customary  principles
                                            governing equitable relief generally
                                            and  to any  applicable  bankruptcy,
                                            moratorium, equitable subordination,
                                            insolvency,  fraudulent  conveyance,
                                            usury   or  other   laws   affecting
                                            creditors'    rights    and    their
                                            enforcement  generally,  and  except
                                            that no  opinion  is given as to the
                                            enforceability         of        any
                                            indemnification provisions.

                                    (c)               The   Shares   have   been
                                            reserved  for  issuance   and,  when
                                            issued   upon   conversion   of  the

                                            Debentures   or   exercise   of  the
                                            Warrants,  will be duly and  validly
                                            authorized  and  issued,  fully paid
                                            and   nonassessable  and  free  from
                                            Preemptive Rights.

                                    (d)               In   reliance   upon   the
                                            accuracy of the  representations and
                                            warranties    of   the    Subscriber
                                            contained  in  this   Agreement  and
                                            assuming that the Company files in a
                                            timely  manner a Form D pursuant  to
                                            Regulation   D  of  the   Commission
                                            pursuant to the Securities  Act, the
                                            sale of the Units is exempt from the
                                            registration   requirements  of  the
                                            Securities Act.

                           (6)              A Form D shall  have  been  prepared
                                  for filing with the Commission.

                           (7)              The  Company   shall  have  paid  to
                                  Coleman the compensation due to Coleman.

                           (8) The Company shall have paid to Esanu Katsky Korins & Siger, LLP, its legal fees of twelve thousand five hundred dollars ($12,500) plus disbursements.

         f. The Company hereby covenants and agrees with the Subscriber that:

                  i.              The Company  will,  promptly,  but in no event
                        later than three (3) business days after each closing, file (i) the Form D with the Commission and (ii) all documents and instruments required by the state securities laws of any state in which any purchaser of Units lives.

                  ii.             During the period  commencing  on the  Closing
                        Date and ending ninety (90) days after such Closing Date, the Company will not, without the prior consent of the holders of a majority of the principal amount of Debentures then outstanding, issue or sell or enter into any agreement to issue or sell any shares of Common Stock or any Convertible Securities (i.e., any warrants or options or ---- convertible debt or equity securities or other securities upon the exercise or conversion of which shares of Common Stock may be issued), except that this Paragraph 6(b) shall not be construed to prohibit the Company from (i) issuing Common Stock or Convertible Securities in connection with an acquisition or pursuant to options or warrants which are outstanding on such Closing Date or (ii) entering into any agreement to issue, or issuing, any convertible securities or common stock pursuant to an equity line of credit currently contemplated by the Company or (iii) issue common stock with regard to a Regulation S private placement funded in the Company's fiscal third and fourth quarters or
                        (iv) issuing options to employees or consultants at an exercise price not less than the fair market value on the date of grant pursuant to the Company's present stock option plan and performance stock plan or (v) issuing restricted stock grants to employees or consultants pursuant to the Company's present performance stock plan; provided, however, that in no event shall the number of options and stock grants issued during any such ninety (90) day period exceed Three Hundred Thousand (300,000) shares. References to consultants in this Paragraph 6(b) shall mean only consultants who (x) perform functions that would otherwise be performed by employees of the Company and
                        (y) whose services do not relate to the raising of money.

                  iii.            As long as the  Subscriber  or any  transferee
                        (other than a transferee pursuant to the Registration Statement) shall own any Securities, (i) the Company shall file all annual, quarterly and periodic reports with the Commission not later than the last day on which such filings may be made pursuant to the Exchange Act, and (ii) the Company shall continue to be eligible to use a Form S-3 or a Form SB-2 registration statement for the sale of the Shares.

                  iv.             As  long  as  the  Subscriber  shall  own  any
                        Securities, the Company will provide the Subscriber with a copy of each Form 10-K or Form 10-KSB Annual Report, Form 10-Q or Form 10-QSB Quarterly Report, each current report on Form 8-K and any definitive proxy material, at the times such filings are made with the Commission and will in addition provide the Subscriber with all materials that are mailed to stockholders at such time as the materials are mailed to the stockholders.

                  v.              The Company  will comply with its  obligations
                        pursuant to the Debentures and the Warrants.

                  vi.             Until the  earlier of (i) July 1, 1999 or (ii)
                        such date as all of the principal and interest on the Debentures shall have been paid in full or (iii) such date as all of the Debentures shall have been converted, neither the Company nor any of its subsidiaries shall borrow any money or incur any obligations pursuant to a certain proposed equity line of credit agreement between Bristol Asset Management, LLC (or a substitute lender) and the Company, as the same may hereafter be modified, amended or replaced. The present terms of such agreement have been previously disclosed to the Subscriber. This Paragraph 6(f) shall apply to any credit line facility entered into by the Company during the period between the date of this Agreement and July 1, 1999.

         g. The Company shall (i) file or cause to be filed with the Commission, not later than forty-five (45) days after the Closing Date, a registration statement (the "Registration Statement") on Form S-3 or other applicable form, providing for the sale by the Subscriber of all of the Shares and (ii) use its best efforts to have the Registration Statement declared effective by the Commission not later than one hundred twenty (120) days from the Closing Date, time being of the essence. The Registration Statement shall register such number of shares of Common Stock equal to two hundred percent (200%) of the number of shares of Common Stock which would be issuable upon conversion of the Debentures and upon exercise of the Warrants in the event such conversion or exercise occurred at the lowest closing bid price of the Common Stock for the sixty (60) trading days prior to the date of the execution of this Agreement. The Registration Statement shall cover the issuance of the Shares and the sale by the Subscriber or the Subscriber's transferee in the manner or manners designated by the Subscriber. The Company agrees to keep the Registration Statement continuously effective until all of the Shares have been sold. References in this Paragraph 7 to the Subscriber shall include, in addition to the Subscriber, any holder of the Shares or the Securities, other than pursuant to the Registration Statement. Such Shares shall be registered regardless of whether, at the effective date of the Registration Statement, the Debentures shall have been issued or converted or the Warrants shall have been issued or converted. In the event the Registration Statement does not register a sufficient number of shares to cover all the shares underlying such the Debenture and Warrant, the Company shall file an additional registration statement not later than ninety (90) days from the date the Registration Statement is declared effective by the Commission covering such number of additional shares of Common Stock as the Subscriber may reasonably request.

                  i.              The Company shall pay all expenses incident to
                        the Company's performance of or compliance with its obligations under this Paragraph 7, including, without limitation, all registration, filing, listing, stock exchange, Nasdaq and NASD fees, all fees and expenses of complying with state securities or blue sky laws all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees, disbursements and other charges of counsel for the Company and of its independent public accountants, but excluding commissions and applicable transfer taxes, if any, which commissions and transfer taxes shall be borne by the seller or sellers of Shares in all cases.

                  ii.             In complying with its obligations  pursuant to
                        Paragraph 7(a) of this Agreement, the Company shall, as expeditiously as possible:

                           (1)                Prepare    and   file   with   the
                                    Commission the Registration Statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective as promptly as possible.

                           (2)                Notify the  Subscriber at any time
                                    when  a  prospectus   relating   thereto  is
                                    required   to   be   delivered   under   the
                                    Securities Act, upon discovery that, or upon
                                    the  happening  of any  event as a result of
                                    which,   the  prospectus   included  in  the
                                    Registration  Statement,  as then in effect,
                                    includes an untrue  statement  of a material
                                    fact or  omits to state  any  material  fact
                                    required to be stated  therein or  necessary
                                    to   make   the   statements   therein   not
                                    misleading in the light of the circumstances
                                    under  which they were made,  and  promptly,
                                    but not later  than ten (10)  business  days
                                    after the  happening of such event,  prepare
                                    and file with the Commission such amendments
                                    and   supplements   to   the    Registration
                                    Statement   and  the   prospectus   used  in
                                    connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Shares until such time as all of the Shares have been disposed of in accordance with the method of disposition set forth in such registration statement.

                           (3)                Before  filing  the   Registration
                                    Statement or prospectus or any amendments or
                                    supplements  thereto,  furnish to and afford
                                    the  Subscriber  a  reasonable   opportunity
                                    (unless waived in writing by the Subscriber) to review copies of all such documents
                                    (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least five (5) business days prior to such filing). The Company shall not file any registration statement or prospectus or any amendments or supplements thereto in respect to the shares if the holders of a majority of the Shares included in the Registration Statement shall reasonably object.

                           (4)                Use its best efforts to obtain the
                                    prompt  withdrawal  of any order  suspending
                                    the    effectiveness   of   a   registration
                                    statement,  and in any event  shall,  within
                                    thirty  (30)  days  of  such   cessation  of
                                    effectiveness, use its best efforts to amend
                                    the  Registration   Statement  in  a  manner
                                    reasonably expected to obtain the withdrawal
                                    of the order  suspending  the  effectiveness
                                    thereof, or file an additional  registration
                                    statement  pursuant to Rule 415 covering all
                                    of the  Shares  and use its best  efforts to
                                    cause  the  Registration   Statement  to  be
                                    declared effective as soon as practicable after such filing and to remain effective as provided in this Paragraph 7.

                           (5)                In the  event of any  transfer  of
                                    Shares  or  Securities   which   requires  a
                                    supplement  or  post-effective  amendment to
                                    the  Registration  Statement or  prospectus,
                                    promptly    file    such    supplement    or
                                    post-effective  amendment  and use its  best
                                    efforts   to  have  such   filing   declared
                                    effective by the Commission as promptly as possible after the filing thereof.

                           (6)                Furnish  to  the  Subscriber  such
                                    number of copies  of such  drafts  and final
                                    conformed   versions  of  such  Registration
                                    Statement  and of each  such  amendment  and
                                    supplement  thereto (in each case  including
                                    all exhibits and any documents  incorporated
                                    by reference), such number of copies of such
                                    drafts and final  versions of the prospectus
                                    contained  in  such  Registration  Statement
                                    (including each  preliminary  prospectus and
                                    any  summary   prospectus)   and  any  other
                                    prospectus  filed  under  Rule 424 under the
                                    Securities   Act,  in  conformity  with  the
                                    requirements of the Securities Act, and such
                                    other   documents,   as  such   seller   may
                                    reasonably request in writing.

                           (7)                Use  its  best   efforts   (i)  to
                                    register  or qualify  all Shares  under such
                                    other  securities  or blue  sky  laws of not
                                    more than 20  states or other  jurisdictions
                                    of  the  United  States  of  America  as the
                                    Subscriber  shall   reasonably   request  in
                                    writing,  (ii) to keep such  registration or
                                    qualification  in effect for so long as such
                                    registration  statement  remains  in effect,
                                    (iii) to prevent  the  issuance of any order
                                    suspending    the    effectiveness    of   a
                                    registration   statement  or  of  any  order
                                    preventing  or  suspending   the  use  of  a
                                    prospectus or suspending  the  qualification
                                    (or exemption from  qualification) of any of
                                    the  Shares  for  sale in any  jurisdiction,
                                    and, if any such order is issued, to use its
                                    best efforts to obtain the withdrawal of any
                                    such order at the earliest  possible moment,
                                    and (iv) to take any other  action  that may
                                    be  reasonably  necessary  or  advisable  to
                                    enable  such  sellers  to   consummate   the
                                    disposition  in  such  jurisdictions  of the
                                    securities  to  be  sold  by  such  sellers,
                                    except  that the  Company  shall not for any
                                    such   purpose   be   required   to  qualify
                                    generally   to  do  business  as  a  foreign
                                    corporation in any jurisdiction wherein it would not but for the requirements of this Paragraph 7(c)(vii) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction.

                           (8)                Use its best  efforts to cause all
                                    Shares to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Subscriber to enable the seller or sellers thereof to consummate the disposition of such Shares in the manner set forth in the Registration Statement.

                           (9)                Otherwise    comply    with    all
                                    applicable  rules  and  regulations  of  the
                                    Commission and any other governmental agency
                                    or authority  having  jurisdiction  over the
                                    offering, and make available to its security
                                    holders, as soon as reasonably  practicable,
                                    an earnings statement covering the period of
                                    at least  twelve  months,  but not more than
                                    eighteen  months,  beginning  with the first
                                    full calendar month after the effective date
                                    of  such   Registration   Statement,   which
                                    earnings   statement   shall   satisfy   the
                                    provisions   of   Section   11(a)   of   the
                                    Securities  Act  and  Rule  158  promulgated
                                    thereunder,  and  furnish to each  seller of
                                    Shares at least ten days prior to the filing
                                    thereof   a  copy   of  any   amendment   or
                                    supplement to such Registration Statement or prospectus.

                  iii.              The  Registration  Statement,  when declared
                           effective by the Commission or when subsequently amended (by an amendment which is declared effective by the Commission) or any prospectus in the form included in the registration statement as declared effective by the Commission or when subsequently supplemented will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  iv.               The Company may  require the  Subscriber  to
                           furnish the Company such information regarding such seller and the distribution of the securities covered by the Registration Statement as the Company may from time to time reasonably request in writing and as is required by applicable laws and regulations.

                  v.                The Company  hereby  agrees to indemnify and
                           hold harmless the Subscriber, including any other holder of Shares, and their respective directors, officers, agents and advisers (collectively, the "Agents") and each person, if any, who controls within the meaning of Section 15 of the Securities

                           Act (the "Control Person") the Subscriber or any such holder against any losses, claims, damages or liabilities, joint or several, to which the Subscriber, any such other holder of Shares, any such Agent, or any such Control Person may become subject, under the Securities Act, the Exchange Act or any other Federal or state law, including common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) a registration statement, including (I) any pre- or post-effective amendments or supplements thereof and (ll) any preliminary prospectus or final prospectus contained therein or any pre- or post-effective amendments or supplements thereto, filed for any registration under this Agreement, (B) in any Blue Sky Law application or other document executed by the Company specifically for such registration or (C) based upon information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (any such application, document or information in (B) and (C)
                           above being hereinafter referred to as a "Blue Sky Application"); (ii) the omission or alleged omission to state in such registration statement or Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or Blue Sky Application or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse such parties for any reasonable attorneys' fees or other expenses reasonably incurred by them or any of them in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable or responsible for reimbursement of expenses in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use with reference to or in the preparation of a registration statement, any such pre- or post-effective amendment or supplement thereof, or any Blue Sky Application. This indemnity agreement is in addition to any liability which the Company may otherwise have. The indemnity agreement of the Company contained in this Paragraph 7(f) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any of the Subscriber, any other holder of Shares, any Agent or any Control Person and shall survive the registration and sale of any Shares by the Subscriber or any such holder.

                  vi.               The  Subscriber  and each  other  holder  of
                           Shares, by including such holder's Shares in the Registration Statement, agrees, severally, to indemnify and hold harmless the Company, its Agents and the Control Persons thereof to the same extent as the indemnity from the Company to the Subscriber, such other holders, their respective Agents and Control Persons but only with respect to any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon or in conformity with written information relating to such person by such person expressly for use in connection with any registration statement, pre- or post-effective amendment or supplement thereto or in any Blue Sky Application filed pursuant to this Agreement. The liability of any Holder under this Paragraph 7(g) shall be limited to the amount of net proceeds to such Holder from the Shares sold pursuant to the registration statement which gives rise to such liability. This indemnity agreement will be in addition to any liability that the Subscriber or any such other holder may otherwise have. The indemnity agreement of the Subscriber and such other holders contained in this Paragraph 7(g) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company or any of its Control Persons and shall survive the registration and sale of any Shares and the expiration or termination of this Agreement.

                  vii.              If any  action or claim  shall be brought or
                           asserted by a party entitled to indemnification under Paragraph 7(f) or 7(g) (as the case may be) of this Agreement (each an "Indemnified Party") in respect of which indemnity may be sought from the responsible party identified in said Paragraph 7(f) or 7(g) (as the case may be) (the "Indemnifying Party"), the Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel satisfactory to each Indemnified Party and the payment of all reasonable legal and other expenses. The failure of any Indemnified Party to notify the Indemnifying Party will not relieve the Indemnifying Party of any liability for indemnification which it may have to any Indemnified Party under this Paragraph 7 unless the Indemnifying Party has been substantially prejudiced by such failure and in no event will such failure relieve the Indemnifying Party from any liability it may have to any Indemnified Party otherwise than under this Paragraph 7. Each Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, or (ii) the Indemnifying Party has failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both (A) any Indemnified Party and (B) the Indemnifying Party, and, in the judgment of counsel to any Indemnified Party, it is advisable for such Indemnified Party to be represented by separate counsel (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party; provided, however, it being understood that the Indemnifying Party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys at any time for each Indemnified Party pursuant to this Agreement in each jurisdiction, and each such firm shall be designated in writing by such Indemnified Party holding a majority of the Shares being registered for all Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such action effected by an Indemnified Party without the written consent of the Indemnifying Party (which shall not be withheld unreasonably in light of all factors of importance to such Indemnified Party), but if settled with such written consent, or if there be a final judgment or decree for the plaintiff in any such action by a court of competent jurisdiction and the time to appeal shall have expired or the last appeal shall have been denied, the Indemnifying Party agrees to indemnify and hold harmless each Indemnified Party from and against any loss or liability by reason of such settlement or judgment.

                  viii.             If the indemnification  provided for in this
                           Agreement is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder is obligated to contribute pursuant to this Agreement shall be limited to the net proceeds to such Holder from the Shares sold pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Subscriber or such other holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Shares). The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Securities Act other than the Company, the Subscriber and such other holders. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement, provided, however, that such consent shall not be unreasonably withheld in light of all factors of importance to such party. Notwithstanding any provisions of this Paragraph 7, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         h. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered or certified mail (air mail if overseas), return receipt requested or by telecopier if receipt of transmission is confirmed or if transmission is confirmed by mail as provided in this Paragraph 8. Notices shall be deemed to have been received on the date of personal delivery or telecopy or, if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the fifth (5th) business day after the date of mailing. Notices shall be sent to the Company at 75 West 200 South, Suite 350, Salt Lake City, Utah 84101, Attention: Mr. Michael Heil, CEO, telecopier (801) 322-1165, and to the Subscriber at his or her address and telecopier number set forth on the signature page or to such other address as any party shall designate in the manner provided in this Paragraph 8.

         i. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

                  i.                This  Agreement  shall  be  governed  by and
                           construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such state, without regard for principles of conflicts of law. The Company hereby (i) consents to the exclusive jurisdiction of the United States District Court for the Southern District of New York and Supreme Court of the State of New York in the County of New York in any action relating to or arising out of this Debenture, (ii) agrees that any process in any such action may be served upon it, in addition to any other method of service permitted by law, by certified or registered mail, return receipt requested, or by an overnight courier service which obtains evidence of delivery, with the same full force and effect as if personally served upon him in New York City, and (iii) waives any claim that the jurisdiction of any such tribunal is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereto.

                  ii.               Any  termination of this Agreement shall not
                           affect in any manner the parties' obligations pursuant to Paragraphs 6, 7, 8 and 9 of this Agreement, which shall survive such termination.

                  iii.              This  Agreement  shall be  binding  upon and
                           inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

                  iv.               In the  event  that  any  provision  of this
                           Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

                  v.                Each  party  shall,  without  payment of any
                           additional consideration by any other party, at any time on or after the sale of the Units take such further action and execute such other and further documents and instruments as the other party may request in order to provide the other party with the benefits of this Agreement.

                  vi.               All references to any gender shall be deemed
                           to include the masculine, feminine or neuter gender, the singular shall include the plural, and the plural shall include the singular.

                  vii.              This  Agreement  may be  executed  in two or
                           more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

                  viii.             The various representations, warranties, and
                           covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Units.

          Please confirm your agreement with the foregoing by signing this Agreement where indicated.


                                         Very truly yours,


Number of Units
Subscribed for:
three
                                          --------------------------------
                                          Name of Subscriber

Total
Purchase Price:                          By:
                                            ------------------------------
$750,000.                                     (Signature)


                                         Title, if applicable
                                                              -------------
Address:
        --------------------
----------------------------

Telecopier Number:
                  ----------

Social Security No. or Tax I.D. No.:
                                    ------------

The Subscriber is an accredited investor based on the following paragraphs of Exhibit B to this Agreement:
-----------------------------

Accepted this      day of
December, 1998

CHEQUEMATE INTERNATIONAL,  INC.


By:
   -------------------------------
     Michael Heil, President

                                                                       Exhibit A
                              Disclosure Documents

         a.   Risk Factors

         b.   Form 10-KSB for the fiscal year ended March 31, 1998

         c.   Amended Form 10-QSB for the quarter ended September 30, 1998

         d.   Capital Stock

         e.   Management

         f.   Form of Debenture.

         g.   Form of Warrant

                  Schedule 2(i)

                  Schedule 2(l)

                  Schedule 2(q)

                                  RISK FACTORS
                                  ------------

         THE FOLLOWING REPRESENTS MANAGEMENT'S VIEW OF THE MORE SIGNIFICANT RISK FACTORS WHICH SHOULD BE CONSIDERED BY EACH INVESTOR, BUT DOES NOT PURPORT TO BE A LISTING OF ALL POTENTIAL RISK FACTORS. CONSEQUENTLY, EACH INVESTOR SHOULD REVIEW CAREFULLY ALL PARTS OF THE OFFERING MEMORANDUM IN ADDITION TO REVIEWING THE FOLLOWING:

A.       General Business Risks.
         -----------------------

         1. Development Stage. The Company was organized as a Texas corporation on April 21, 1989 and changed its jurisdiction of incorporation on January 26, 1995 by becoming a Utah corporation. Since it has not sustained profitable operations in any of its market sectors during the periods reflected in the attached SEC reports, the Company must be considered a development stage enterprise with limited prior operating history. Each investor should be advised that, historically and statistically, development stage entities constitute a greater risk of loss of investment than investment in a seasoned company.

         2. Success of Product and Services. There is no assurance or warranty that the contemplated products and services will be commercially successful or that the Company's proprietary interest in the products can be commercially protected through copyrights, patents or other similar types of applications. The Company is engaged in the development and marketing of what must be considered as novel and experimental new products and innovations. Each investor must consider, as a potential risk factor, the possibility that the investor could invest in this Offering and not receive any return of investment, or lose his entire investment if the product is not successfully marketed or otherwise not commercially successful.

         3. Competition. There is substantial competition, both locally and internationally, in the electronics industry in which the Company engages. No assurance can be made, despite the best efforts of management, that other companies  may not  produce  competitive  programs,  services,  or  devices at a competitive advantage which could cause the Company to be commercially unprofitable.

         4. Government Regulation. Various aspects of the industry in which the Company has historically engaged have been subject to government regulation such as regulation by the Federal Communications Commission (FCC), the Federal Trade Commission (FTC), as well as local governmental agencies. Various changes by regulatory agencies, or in the tax treatment of the Company or its applications, could have significant impacts upon the Company and its profitability.

         5. Year 2000 Compliance. The Company is concerned that the entire electronics and media industries may be substantially and adversely impacted by various failures of computer systems and programs to properly adjust to, or account for the change to the year 2000 relevant to their computer based operations. It is not possible to project the potential scope of adverse impacts, if any, but it is believed that such adverse impacts, if they occur, may be most significant in the broadcast industries which could directly bear upon the Company's future operations. The Company does not believe it internally has any computer program systems or configurations which are not presently conformed to the year 2000 (Y2-K) standards, but adverse impacts could easily result from various media companies with whom or through which the Company intends to engage in business. Since this risk cannot realistically be measured, each prospective investor should consider this as an unknown and undetermined risk factor.

B.  Particular Risk of this Offering.
    ---------------------------------

         1. Operating Losses. As you will note from the attached and incorporated consolidated financial statements for the Company, the Company, to date, has a net operating loss from limited sales. While start up companies frequently have operating losses, each investor should consider the absence of profits as a risk factor.

         2. Arbitrary Offering Price. The Offering price of the Company's stock has been arbitrarily determined and does not purport to represent any intrinsic value or net worth of the Company.

         3. New Products and Concepts. The new products applications and services attempted to be funded and marketed pursuant to this Offering does not have an established market share. Neither do such products or applications have a proven market share. As a consequence, there can be no assurance or warranty that the Company will be commercially successful in its attempts to produce and market the new products or services. Moreover, even if fully protected, there is no absolute assurance that the Company will be successful in its marketing efforts for the new products and services, that a market demand will be created for such new products or services, or that it may not have inherent defects or problems making it unsuitable for the purposes intended. All of these must be considered as risk factors in any Offering attempting to develop and market new products and services.

         4. Substantial Dilution. Investments in this Offering will incur an immediate and substantial dilution to the value of their shares. In the event the Company is required to raise subsequent capital for its products or operations, it is probable that shares will be sold on terms different than offered herein and investors may incur subsequent dilution, both as to the value of their shares and voting control. See "Dilution" section.

         5. Termination of the Offering. There is a risk that the minimum number of shares offered may not be promptly sold and investors would have their investment funds held in escrow without earnings until the Offering Termination Date. See "Terms of the Offering."

         6. Lack of Adequate Capitalization. The funds being raised in this Offering may not adequately fund the intended business purposes and products and subsequent funding may not be available. The company currently has limited assets or net worth. See Attached Financial statements.

         7. Continuing Services of Management. While the CEO and other officers intends to serve the Company on a full-time basis, there is no assurance or warranty that the present management may not retire, resign, or otherwise disengage at some future date resulting in the risk factors inherent in a change of management to a start-up Company.
Further, the Company may need to acquire other full-time officers or employees.

         8. Compensation of Management. At present management is being paid substantial compensation from capital. As a result, a significant portion of offering proceeds may be used to pay salaries before there are sufficient revenues to fully cover salaries and other compensation.

         9. Outstanding Litigation. The Company is presently in the process of settling an outstanding litigation claim with Ignite Advertising for a claim in the amount of approximately $400,000.00. The Company has agreed to issue 376,600 shares to Ignite Advertising with registration rights. Each prospective investor in the Company should understand that this settlement and the issuance of shares pursuant thereto will constitute a dilution factor to investors and existing shareholders and may reduce the ability of the Company to raise future capital. These matter and other litigation risks are more fully discussed under the "Litigation Section."

         C.  Securities Risk Factors.
             ------------------------

         1. Limited Market. Each prospective investor in this offering should understand that the Company has very limited trading markets and no assurance can be given that the price of the stock may not be at risk or effected by the completion of this private placement offering, or that the price will be the same as currently quoted. Further, because the markets are very thinly traded, any additional shares issued by the Company may have significant impacts upon those markets.

         2. Present SEC Review Standards. The Company has been informed through its counsel that the SEC is currently critically reviewing various private placement offering types and subsequent registration rights such as the present offering. In various popular financial literature the offering similar to the present private offering with preferred registration rights based upon various formulas have been described as "toxic convertible" offerings. While not strictly prohibited by the SEC, each investor should clearly understand that the SEC will most likely critically review any type of offering of this nature and such review and comments may cause unanticipated and unusual delays in the clearance of any subsequent registration rights or any subsequent offerings by the Company. Moreover, this type of offering may be subject to a higher level of administrative review and potential administrative actions or investigations by the Securities and Exchange Commission.

         3. Limited Transferability. Securities issued pursuant to this Offering have not been registered and are subject to very strict limitations on subsequent transfers, resales, or assignments. These matters are more particularly described under "Restricted Nature of Securities - Transferability." In short, each individual investor should understand that there may not develop any public markets through which reliance upon federal rules for resale of restricted securities are often founded. Further, each investor must understand that there may be substantial holding periods before the securities can be resold, even if a public market is developed. In all events, transferability will be very limited and the shares should be purchased only by those seeking long-term capital growth.

         4. Lack of Registration Review. Because this is not a registered offering, no formal guidelines or requirements for review are or have been imposed by most jurisdictions allowing the claim of exemption, or by the federal government through the Securities and Exchange Commission (SEC). By contrast, in a registered offering, the Offering would most likely be thoroughly review by an independent agency, such as the SEC, or a state securities agency. Moreover, various states impose requirements, known as "Merit Requirements" on various aspects of offerings pursuant to registration in that jurisdiction such as limitations on dilutions. Because this is a private placement, such review or merit requirements are usually not imposed. Each prospective investor should further consider, as a potential risk factor, the fact that all Company offering terms were determined upon the sole judgment of management of the Company and were not formulated or arrived upon from any particular disclosure perspective or merit review requirements.

         5. Potential Securities Actions. Management believes, though it can not substantiate empirically, that offerings of this type may be more subject to litigation by securities holders or government administrative actions, because of the lack of registration, that would be the case in a registered offering. Should a securities action or administrative proceeding be instituted, either by a governmental agency or an individual investor, proceeds of this Offering may be expended to defend any such securities action, whether or not the Company is successful. Any such action may, as a result, substantially reduce funds available for business activities of the Company and lead to a potentially insolvency or bankruptcy of the Company.

                                  CAPITAL STOCK

         The Company has authorized 500,000,000 shares of common stock at a par value of $0.0001. As of December 1, 1998, there are issued and outstanding (including shares subscribed for), 19,360,252 shares. The Company has no preferred class of stock.

                                                    MANAGEMENT

Directors and Executive Officers

         The  following  table  contains  certain  information   concerning  the
nominees for the Board of Directors of the Company.


-----------------------------------------------------------------------------------------------------------------
Name and                 Age                      First Became a           Shares of Common         Percentage of
Principle                                         Director                 Stock Beneficially       Common Stock
Occupation or                                                              Owned                    Outstanding
Employment
-----------------------------------------------------------------------------------------------------------------
Blaine Harris,           60                       1994                     2,377,000                14%
Chairman
-----------------------------------------------------------------------------------------------------------------
Harold P. Glick          56                       1995                       528,962                 3%
Partner in the real
estate company of
Moore Warfield &
Glick
-----------------------------------------------------------------------------------------------------------------
Robert E. Warfield       58                       1995                     1,000,000                 6%
Partner in real estate
company of Moore
Warfield & Glick
-----------------------------------------------------------------------------------------------------------------
Chuck Coonradt           54                       1996                        11,754                .1%
Chairman and CEO
of the Game of
Work, Inc. a
management
consulting firm
-----------------------------------------------------------------------------------------------------------------
Andre Peterson           46                       1998                       119,586                 1%
VP of Marketing
and Chief
Marketing Officer of
Cogito Incorporated
-----------------------------------------------------------------------------------------------------------------
John Bartholomew         40                       1998                        68,729                .4%
General Manager of
The Kaizen Group
-----------------------------------------------------------------------------------------------------------------


Business Experience

Blaine Harris. Chairman, Director. Mr. Harris is an alumnus of Idaho State University, where he majored in Business and Marketing. Mr. Harris has extensive experience in real estate with his primary focus being commercial and residential project development. From 1986 to 1991, he served as Chief Executive Officer and Chairman of the Board of Directors of Help-U-Sell, Inc. and was involved with Help-U-Sell as a partner of Conquest Management, a Utah partnership, which managed and owned a 49% interest in Help-U-Sell. During his administration, Help-U-Sell grew from 118 franchises to 650 plus franchises and was listed as the fastest growing real estate franchising organization in the country. In 1991, the Help-U-Sell, Mutual Benefit Life, was taken over by the New Jersey State Insurance Regulators and its subsidiaries were liquidated, including Help-U-Sell, Inc. In 1991, Mr. Harris formulated and began development of Chequemate International, Inc.

Harold P. Glick. Director. Mr. Glick received his BS degree in accounting from the University of Maryland in 1965 and became a Certified Public Accountant the following year. Mr. Glick successfully built and managed a family owned retail business prior to joining Mr. Robert Warfield as a partner in the real estate Company of Moore, Warbled and Glico. Additionally, since 1988, Mr. Glico has been a regional owner of Help-U-Sell Real Estate in Virginia, Maryland, Washington D. C. and Delaware. Mr. Glico served as President of the Greater Ocean City, Maryland, Board of Realtors in 1988, is a member of the Advisory Board of Nations Bank and serves on the Maryland Governor's Economic Development Committee.

Robert Warfield. Director. Mr. Warfield has a BS Degree in Economics from Western Maryland College. He has an extensive background in real estate and regional sales management with the Weyerhauser Corporation. Mr. Warfield first became licensed in real estate in 1962, and in 1975 started Warfield Real Estate. He has been in the real estate and business development business in Ocean City, Maryland since 1971. For the past 18 years Mr. Warfield has been President of Moore, Warfield and Glick, Inc., with real estate sales over $100 million and rentals of $12 million. Additionally, since 1988, Mr. Warfield has been a regional owner of Help-U-Sell Real Estate in Virginia, Maryland, Washington D.C. and Delaware. Mr. Warfield currently serves on the Board of Directors of Atlantic General Hospital and Ocean City Golf and Yacht Club. He has also served as a director of Second National Service Corp., and Salisbury School.

Chuck Coonradt. Director. Mr. Coonradt is Chairman of the Board and CEO of The Game of Work, a Utah-based corporation engaged in providing management and personnel training for its corporate clients in the fields of goal- setting and profit improvement. Clients of the firm include Quaker Oats, Wendy's, The Chicago Tribune, First Interstate bank, Dow Chemical and Pepsi-Cola.

Andre Peterson. Director. Mr. Peterson is an alumnus of Brigham Young University, where he majored in Business Management. He is currently the Vice President of Marketing and Chief Marketing Officer for Cogito Incorporated, a software technology development company. He was the VP of Marketing and a Partner of The Kaizen Group, a marketing and development group for start-up software companies from 1996 to present. He served as the President of Enhanced Simulation Marketing from 1994 through 1996, marketing a newly patented motion simulator for the entertainment industry. He was the VP of Marketing for WordPerfect Corporation and Novell Corporation from 1983 to 1994. Mr. Peterson was responsible for all aspects of sales and marketing for WordPerfect, taking sales from one million in 1983, to over seven hundred million in 1994. Prior to working for WordPerfect, Mr. Peterson was a member of the White House Staff for four years.

John V.  Bartholomew.  Director.  Mr.  Bartholomew  has a BS degree in  Computer
Science from Brigham Young University. He has extensive experience in the application of technology in computers and complex systems. He has been involved in the management of technology sales and marketing for more than a decade with such companies as WordPerfect and Novell. He was the General Manager of The Kaizen Group, a consulting organization for technology companies with such customers as Microsoft, NetVision, PowerQuest, LogicalNet and Cogito, a Knowledge based software solutions provider.


Executive Officers

         The following table outlines the executive officers of the Company. This table does not include those officers that serve as Directors.


---------------------------------------------------------------------------------------------------------------------
Name                           Age                            Position Held                 Current Term of Office
                                                                                            or Directorship and
                                                                                            period of Service
---------------------------------------------------------------------------------------------------------------------
J. Michael Heil                44                             CEO                           Current Term September
                                                                                            1998 to current.  Service
                                                                                            since September 1998
---------------------------------------------------------------------------------------------------------------------
Ted Lassetter                  60                             President                     Current Term September
                                                                                            1998 to current.  Service
                                                                                            since September 1998
---------------------------------------------------------------------------------------------------------------------
Steven B. Anderson             29                             CFO                           Current Term September
                                                                                            1998 to current.  Service
                                                                                            since July 1995.
---------------------------------------------------------------------------------------------------------------------



Business Experience

J. Michael Heil. Mr. Heil has over 17 years in the satellite and television business. Mr. Heil was formerly president of Skylink America, Inc. and Satellite Cinema, successfully launching five digital video pay-per-view networks.

During his tenure he grew the business to $20 million in annual revenue and over 150,000 subscribers. He was the Director of Operations for Comsat Video Enterprises, and Chairman & CEO of Television Entertainment Network, Inc., a Canadian hotel pay-per-view company. Ted Lassetter. Mr. Lassetter has spent over 34 years with IBM working as Senior Engineer, product manager and vice president of data processing (DP) manufacturing IBM World Trade Corp. He successfully managed all of IBM's DP plants and technology plants outside of the U.S. He later became a private consultant for such companies as Toyota MFG., Mutual Benefit Life and Help-U-Sell, Inc.

Steven B. Anderson. CFO/Secretary/Treasurer. Mr. Anderson has a Masters of Business Administration degree from the University of Utah. Mr. Anderson also received his BA Degree in Accounting from the University of Utah. Mr. Anderson has been with the Company since 1995 when he joined the Corporation as the Assistant Controller. Mr. Anderson first distinguished himself through his ability to provide projections and models that help with business decisions. Since then his role with the Company has continually increased. Mr. Anderson currently works on SEC reporting, financial statements, shareholder and investor relations among other corporate responsibilities.

Executive Compensation

         The following table sets forth the current salary information for executive officers.


--------------------------------------------------------------------------------
Name and Principal Position               Current Yearly Salary
--------------------------------------------------------------------------------
Blaine Harris, Chairman                   $120,000
--------------------------------------------------------------------------------
J. Michael Heil, CEO                      $120,000
--------------------------------------------------------------------------------
Ted Lassetter, President                  $120,000
--------------------------------------------------------------------------------
Steven B. Anderson, CFO                   $ 55,000
--------------------------------------------------------------------------------



         The following chart shows the stock options granted to the current executive officers of the Company.


--------------------------------------------------------------------------------
Name and Principal Position   Total Options Granted    Total Options Vested
--------------------------------------------------------------------------------
Blaine Harris, Chairman       70,000                   42,000
--------------------------------------------------------------------------------
Steven B. Anderson, CFO       30,000                     9,000
--------------------------------------------------------------------------------

         The following chart shows stock options granted to those other than executive officers.


--------------------------------------------------------------------------------
Name                                    Total Options Granted
--------------------------------------------------------------------------------
Jerry Coleman                           59,910
--------------------------------------------------------------------------------
John Bartholomew                        64,285
--------------------------------------------------------------------------------
Bert Alvey                              192,855
--------------------------------------------------------------------------------
Carlos Bullos                           200,000
--------------------------------------------------------------------------------
Amber Davidson                          64,285
--------------------------------------------------------------------------------
Andre Peterson                          58,571
--------------------------------------------------------------------------------
Trilogy Design                          16,667
--------------------------------------------------------------------------------

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information as of September 30, 1998 with respect to each person who owns of record, or is known to the Company to beneficially own, more than 5% of the outstanding shares of voting common stock, and the beneficial ownership of such securities by each officer and director who owns any stock, and by all officers and directors as a group.



----------------------------------------------------------------------------------------------------------------
Name and Address of Beneficial           Amount and Nature of Ownership          Percent of currently issued and
Owner                                    of Voting Stock                         Subscribed Stock
----------------------------------------------------------------------------------------------------------------
Blaine Harris                            2,377,0002                              14%
57 West 200 South Suite 350              Direct Ownership
Salt Lake City, Utah 84101
----------------------------------------------------------------------------------------------------------------
Robert Warfield                           1,000,000                               6%
10481 Golf Course Road                   Direct Ownership
Ocean City, MD 21842
----------------------------------------------------------------------------------------------------------------
Harold P. Glick                             528,962                               3%
10706 Piney Island Drive                 Direct Ownership
Bishopville, MD 21842
----------------------------------------------------------------------------------------------------------------
Chuck Coonradt                               11,754                              .1%
3797 W. Blacksmith Road                  Direct Ownership
Park City, Utah 84060
----------------------------------------------------------------------------------------------------------------
Andre Peterson                             119,5862                               1%
291 East 950 South                       Direct Ownership
Orem, Utah 84058
----------------------------------------------------------------------------------------------------------------
John Bartholomew                            68,7592                              .4%
291 East 950 South                       Direct Ownership
Orem, Utah 84058
----------------------------------------------------------------------------------------------------------------
Steven B. Anderson                           9,0002                              .1%
57 West 200 South Suite 350              Direct Ownership
Salt Lake City, Utah 84101
----------------------------------------------------------------------------------------------------------------
CEDE & Co.                                3,920,120                              23%
PO Box 222
Bowling Green Station
New York, NY 10274
----------------------------------------------------------------------------------------------------------------
Navada Holdings Ltd.                      1,000,000                               6%
C/0 Suite 1402 PDCP Bank Centre
8737 Paseo de Roxas
Makati Metro Manila
Philippines
----------------------------------------------------------------------------------------------------------------
Officers and Directors as a group         4,115,061                              24%
----------------------------------------------------------------------------------------------------------------

----------------------

2 Includes shares which these individuals have the right to acquire within sixty days pursuant to options granted through September 30, 1998 in the following amounts; Harris 42,000, Peterson 58,571, Bartholomew 64,285, Anderson 9,000

                                  SCHEDULE 2(i)

List of Possible Breaches of Contracts and List of Legal Proceedings

1. BH PRODUCTIONS, INC., an Illinois Corp., d/b/a IGNITE ADVERTISING v. CHEQUEMATE INTERNATIONAL, proposed settlement of monthly payments in settlement of all claims.

2. NEWPAPER AGENCY CORP., v. CHEQUEMATE ELECTRONICS, INC. a Utah Corporation, formerly CHEQUEMATE THIRD DIMENSION, INC. Civil No. 980907238, Ralph Tate Attorney for Plaintiff. Total of $13,132.56 plus interest and legal fees. Payments of $2,569.11 on 09/29/98, $2,500.00 on 10/30/98, and $2,500 on
12/02/98 have been made against claim.

3. MARKO FOAM PRODUCTS, INC. v. CHEQUEMATE INTERNATIONAL, INC. Civil No. 980908766, Ralph Tate Attorney for Plaintiff. Total of $20,590.89 plus interest and legal fees. Payments of $3,000 on 09/29/98, $3,000 on 10/30/98, $2,990.97 on
12/02/98 have been made against claim.

4. GOLDEN PACIFIC ELECTRONICS, INC. v. CHEQUEMATE ELECTRONICS, INC.; Civil No. 980407246CV. Richard Frandsen Attorney for Plaintiff. Total of $9,070 plus interest and legal costs. Payments of $2,500 on 08/07/98, $2,500 on 09/29/98, $2,500 on 10/30/98, $1,570 on 12/02/98 have been made.

5. CENTRAL MEADOW PARK, L.P. v. Chequemate Tele-Services, Inc., Fred Boedeker, and Blaine Harris. A retainer was paid to Langley & Branch to represent Chequemate Tele-Services and Blaine in this lawsuit over a lease that was entered into in Texas. Gregory M. Weistein is the attorney handling the claim for Chequemate Tele-Services and Blaine. His phone number is (214) 953-7214. No action has been taken by plaintiff in 1998.

                                  SCHEDULE 2(l)

         The Company is in the process of filing a trademark application for the use of the name "C-3D Digital," and presently is doing business as C-3D Digital, Inc. in the State of Utah.

                                  SCHEDULE 2(q)

         The presently proposed settlement of the Ignite litigation contemplates the payment of cash on a monthly basis to settle all claims.

                                                                       Exhibit B

         A Subscriber who meets any one of the following tests is an accredited investor:

         (a) The Subscriber is an individual who has a net worth, or joint net worth with the Subscriber's spouse, of at least $1,000,000.

         (b) The Subscriber is an individual who had individual income of more than $200,000 (or $300,000 jointly with the Subscriber's spouse) for the past two years, and the Subscriber has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with the Subscriber's spouse) for the current year.

         (c) The Subscriber is an officer or director of the Company.

         (d) The Subscriber is a bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

         (e) The Subscriber is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

         (f) The Subscriber is an insurance company as defined in Section 2(13) of the Securities Act.

         (g) The Subscriber is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in
Section 2(a)(48) of that Act.

         (h) The Subscriber is a small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         (i) The Subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

         (j) The Subscriber is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         (k) The Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

         (l) The Subscriber is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

         (m) The Subscriber is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

         If an individual investor qualifies as an accredited investor, such individual may purchase the Units in the name of his individual retirement account ("IRA").